UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 2, 2016

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip code)

(812) 962-5000

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry Into a Material Definitive Agreement

On September 2, 2016, Accuride Corporation (“Accuride”) entered into, and consummated, the divestiture contemplated by the Stock Purchase Agreement, dated as of September 2, 2016 (the “Purchase Agreement”), by and among Accuride, Truck Components Inc., a wholly-owned subsidiary of Accuride (“Seller”), and Grede Holdings LLC (“Buyer”).  Pursuant to the Purchase Agreement, Buyer acquired all of the outstanding stock of Brillion Iron Works, Inc. (“Brillion”), a wholly-owned subsidiary of Seller and a producer of ductile, austempered ductile and gray iron castings, including engine and transmission components and industrial components in the commercial vehicle, diesel engine, construction, agricultural, hydraulic, mining, oil and gas and industrial markets.  Buyer purchased Brillion for a purchase price of $14,000,000 in cash, subject to a working capital adjustment.

Under the Purchase Agreement, Buyer and Seller made representations, warranties and covenants customary for a transaction of this nature and the Purchase Agreement also provides for customary indemnification provisions. The representations and warranties contained in the Purchase Agreement were made only for purposes of the Purchase Agreement and as of the specific dates; were solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations and warranties or any description thereof as characterizations of an actual state of facts or condition of any of the parties to the Purchase Agreement or any of their subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which information may or may not be fully reflected in public disclosures.

The foregoing is only a brief description of the material terms of the Purchase Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such description is qualified in its entirety by reference to such exhibit.

Item 2.01.   Completion of Acquisition or Disposition of Assets

On September 2, 2016, Accuride completed the sale of Brillion to Buyer pursuant to the Purchase Agreement as described in Item 1.01.  The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 2, 2016, David G. Adams left his position as President — Brillion Iron Works for Accuride as part of the Accuride’s divestiture of Brillion.  Mr. Adams separation was administered as a separation without “Cause” outside of a “Protection Period” under Mr. Adams’ Severance and Retention Agreement, which is in the form of the Form Severance and Retention Agreement (Tier II Executives) previously filed as an exhibit to Accuride’s Form 10-K filed on March 15, 2012.  In addition to the severance payable under, and subject to the terms of, such agreement, Accuride also agreed that (i) Mr. Adams will remain eligible for COBRA coverage on the same benefit elections and at the same cost to Mr. Adams as in effect immediately prior to his separation with Accuride paying the balance of any applicable premium for a period of 12 months, (ii) to accelerate vesting with respect to Mr. Adam’s 69,257 unvested restrict stock units upon the divestiture, and (iii) to allow Mr. Adam’s 74,546 performance share units to vest upon closing of the potential merger of Accuride with Armor Parent Corp. and Armor Merger Sub Corp., each subsidiaries of investment funds advised by Crestview Partners, L.L.C, (the “Merger”), but only if such Merger occurs prior to March 15, 2017.  Pursuant to his Severance and Retention Agreement, Mr. Adams has agreed to twenty-four (24) month post-employment non-competition and non-solicitation covenants.

Item 7.01  Regulation FD Disclosure

On September 2, 2016, Accuride issued a press release announcing the sale of Brillion to Buyer. A copy of the press release is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(b)                                 Pro Forma Financial Information

The unaudited condensed pro forma consolidated financial statements of Accuride as of June 30, 2016 and for the six months then ended and for the year ended December 31, 2015 is attached hereto as Exhibit 99.1 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited condensed pro forma consolidated financial statements are a presentation of historical financial position and results of operations of Accuride with accounting adjustments necessary to reflect the estimated pro forma effect of Accuride’s disposition of Brillion on the financial position and results of operations of Accuride as of the dates and for the periods indicated and are presented for illustrative purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the disposition of Brillion closed on June 30, 2016 for the unaudited condensed pro forma consolidated balance sheet or on January 1, 2015 for the unaudited condensed pro forma consolidated statement of operations.  Investors should not rely on the unaudited condensed pro forma consolidated financial statements as being indicative of the historical operating results that Accuride would have achieved or any future operating results or financial position that it will experience after the transaction closes.

(d)                                 Exhibits

10.1                        Stock Purchase Agreement, dated as of September 2, 2016, by and among Truck Components Inc., Accuride Corporation and Grede Holdings LLC

99.1                        Unaudited condensed pro forma consolidated financial statements as of June 30, 2016, for the six months ended June 30, 2016 and for the year ended December 31, 2015

99.2                        Press Release, dated September 2, 2016, entitled “Accuride Completes Sale of Brillion Iron Works”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

Date: September 2, 2016	/s/ Stephen A. Martin
Stephen A. Martin
Vice President / General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of September 2, 2016, by and among Truck Components Inc., Accuride Corporation and Grede Holdings LLC

99.1	Unaudited condensed pro forma consolidated financial statements as of June 30, 2016, for the six months ended June 30, 2016 and for the year ended December 31, 2015

99.2	Press Release, dated September 2, 2016, entitled “Accuride Completes Sale of Brillion Iron Works”